SUPPLEMENT DATED SEPTEMBER 20, 1999
                                       to
                         FOUNDERS FUNDS, INC. PROSPECTUS
                                DATED MAY 1, 1999
              (as previously supplemented through August 16, 1999)


The Founders Funds' Board of Directors has approved a multiple class distribution structure which authorizes the offering of multiple classes of shares for the Founders equity funds. The equity funds are Balanced, Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport and Worldwide Growth Funds.

The multiple class structure will become effective on or about December 31, 1999 (the "Effective Date"). Existing Fund shares (including shares of the two non-equity funds, Government Securities and Money Market Funds), will be designated as Class F shares as of the Effective Date. Holders of an existing account on the day prior to the Effective Date will remain eligible to purchase Class F shares of any existing or future Founders Fund as long as the shareholder continuously holds Class F shares of a Fund. As of the Effective Date, Class F shares will continue to be sold without any sales load and to have the same privileges as are currently provided. Class F shares generally will not be open to new investors as of the Effective Date.

The Funds' names will also be changed from "Founders" to "Dreyfus Founders" on the Effective Date, and the name of the registered investment company of which the Funds are a series will be changed to "Dreyfus Founders Funds, Inc."